UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

COLONY BANKCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

115 South Grant Street, Fitzgerald, Georgia 31750

(Address of Principal Executive Offices)

(229) 426-6000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 20, 2019, Colony Bankcorp, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the separation of Lee A. Northcutt, an Executive Vice President and Regional Executive Officer of the Company, effective as of May 20, 2019. This Form 8-K/A is being filed to disclose the material terms of Mr. Northcutt’s separation agreement, the terms of which were not yet finalized as of the time of filing of the Current Report on Form 8-K on May 20, 2019.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2019, the Company and Mr. Northcutt entered into a separation agreement (the “Separation Agreement”), pursuant to which Mr. Northcutt will receive, in exchange for his release of all potential claims against the Company, an amount equal to $86,250 (the “Severance”), payable in a single lump sum within seven (7) days following the effective date of the Separation Agreement.

Pursuant to the terms of the Separation Agreement, Mr. Northcutt is subject to certain restrictive covenants, including restrictions on his ability to compete with the Company for a period of three months following his separation, and restrictions on his ability solicit the employees and customers of the Company for a period of six months following his separation. Payment of the Severance is conditioned upon Mr. Northcutt’s continued compliance in all material respects with the Separation Agreement, including the restrictive covenants, and his non-revocation of the general release of claims against the Company contained within the Separation Agreement.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Separation Agreement, dated as of May 31, 2019, between Colony Bankcorp, Inc. and Lee A. Northcutt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2019

COLONY BANKCORP, INC.

By:	/s/ Terry L. Hester
Terry L. Hester
Executive Vice President and
Chief Financial Officer